UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 22, 2020
(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2020, Earthstone Energy, Inc. (the “Company”), EnCap Investments L.P. (“EnCap”) and Bold Energy Holdings, LLC (“Bold”) entered into an amendment (the “Amendment”) to the Voting Agreement dated May 9, 2017 (the “Voting Agreement”) by and among the Company, EnCap, Bold and Oak Valley Resources, LLC, pursuant to which the board of directors (the “Board”) of the Company will be reduced by one member effective at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), EnCap shall continue to have the ability to designate four directors to the Board and in the event that the Board has less than four directors designated by EnCap that EnCap shall have the ability to request that the size of the Board be increased by one member and EnCap shall have the ability to designate such additional member during the term of the Voting Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2020, Douglas E. Swanson, Jr. informed the Company that he will not stand for re-election to the Board at the 2020 Annual Meeting. Mr. Swanson’s decision was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Swanson has been a member of the Board since 2014 and will remain a director until the 2020 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to the Voting Agreement dated April 22, 2020, by and among Earthstone Energy, Inc., EnCap Investments L.P., and Bold Energy Holdings, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: April 24, 2020	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration